UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 9, 2007
                Date of Report (Date of earliest event reported)

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                            PRO-PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)

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            NEVADA                  000-32877                  04-3562325
  (State or Other Jurisdiction  (Commission File Number)      (IRS Employer
        of Incorporation)                                   Identification No.)

                                 7 WELLS AVENUE
                              NEWTON, MASSACHUSETTS
                                      02459
               (Address of Principal Executive Offices) (Zip Code)

                     (617) 559-0033 (Registrant's telephone
                          number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
     240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     (17 CFR Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))
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Other Events

Item 8.01  Other Events.

Notice of Proposed Unregistered Offering pursuant to Rule 135c under the Securities Act of 1933

The securities offered will not be and have not been registered under the Securities Act of 1933 and may not be offered and sold in the United States absent registration or an applicable exemption from registration requirements.

Pro-Pharmaceuticals, Inc. plans to offer unregistered securities in a private placement financing. The securities will be offered solely to institutional and other accredited investors and may be in the form of common stock, convertible preferred or debt securities, warrants or some combination of securities. The Company has engaged an investment bank to assist it with the offering. The Company intends to use the proceeds of the offering for working capital, 505(b)(2) applications to the U.S. Food and Drug Administration and its clinical trials.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  PRO-PHARMACEUTICALS, INC.

                                                   By:  /s/ Carl L. Lueders
                                                        ------------------------
                                                            Carl L. Lueders
                                                    Chief Financial Officer

Date: August 9, 2007
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